Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO FORBEARANCE AGREEMENT

This FIRST AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”) dated as of December 7, 2016, by and among Memorial Production Partners LP, a Delaware limited partnership (the “Partnership”), Memorial Production Finance Corporation, a Delaware corporation (together with the Partnership, the “Issuers”), each of the undersigned entities listed as guarantors (the “Guarantors” and, together with the Issuers, the “Note Parties”), and each of the undersigned beneficial owners and/or investment advisors or managers of discretionary accounts for the holders or beneficial owners of the 2021 Notes (as defined below) (collectively, the “Amending Holders”).

WHEREAS, the Issuers are the issuers under that certain Indenture, dated as of April 17, 2013, among the Issuers, the Guarantors and Wilmington Trust, National Association, as successor trustee (the “Trustee”) to U.S. Bank National Association (as amended, modified or supplemented prior to the date hereof, the “2021 Indenture” and, the notes issued thereunder, the “2021 Notes”);

WHEREAS, the Note Parties and the Holders entered into that certain Forbearance Agreement, dated as of November 30, 2016 (the “Forbearance Agreement”);

WHEREAS, Section 14 of the Forbearance Agreement provides that any modification, alteration or amendment of the Forbearance Agreement must be agreed to in writing by Holders holding a majority of principal amount of the outstanding 2021 Notes held by Holders that are parties to the Forbearance Agreement;

WHEREAS, the Amending Holders hold a majority of principal amount of the outstanding 2021 Notes held by Holders that are parties to the Forbearance Agreement;

WHEREAS, the Note Parties and the Amending Holders desire to amend the Forbearance Agreement as set forth in this Amendment; and

WHEREAS, terms used but not otherwise defined herein or in the Forbearance Agreement shall have the meanings given to them in the 2021 Indenture.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment to Forbearance Agreement.

1.1 The last sentence of Section 1(a) of the Forbearance Agreement is hereby amended and restated as follows:

“As used herein, “Forbearance Termination Date” means the earliest to occur of (a) 11:59 p.m. (New York City time) on December 16, 2016, (b) the occurrence of any Event of Default other than the Interest Default and (c) two (2) calendar days following the Issuers’ receipt of bona fide notice from any Holder of any breach by any Note Party of any of the conditions or agreements provided in this Agreement (which breach remains uncured during such period).”

1.2 Section 14 of the Forbearance Agreement is hereby amended and restated as follows:

“This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof, and supersedes all other discussions, promises, representations, warranties, agreements and

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EXECUTION VERSION

understandings between the parties with respect thereto. This Agreement may not be modified, altered or amended except by an agreement in writing (including via email) by a duly authorized representative of each Note Party and Holders holding a majority of principal amount of the outstanding 2021 Notes held by Holders that are parties hereto as of the date of any such modification, alteration or amendment to this Agreement.”

Section 2. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 3. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD PROVIDE FOR THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Section 4. Effectiveness. The Forbearance Agreement is and shall remain in full force and effect as of the date hereof except as modified by this Amendment.

Section 5. Relationship of Parties; No Third Party Beneficiaries. Nothing in this Amendment shall be construed to alter the existing debtor-creditor relationship between the Note Parties and the Holders or the Trustee. This Amendment is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the parties hereto. No person other than a party hereto is intended to be a beneficiary hereof and no person other than a party hereto shall be authorized to rely upon or enforce the contents of this Amendment.

Section 6. Entire Agreement; Modification of Agreement; Verbal Agreements Not Binding. This Amendment and the Forbearance Agreement constitute the entire understanding of the parties with respect to the subject matter hereof and thereof, and supersedes all other discussions, promises, representations, warranties, agreements and understandings between the parties with respect thereto. This Amendment and the Forbearance Agreement may not be modified, altered or amended except by an agreement in writing (including via email) by a duly authorized representative of each Note Party and Holders holding a majority of principal amount of the outstanding 2021 Notes held by Holders that are parties to the Forbearance Agreement as of the date of any such modification, alteration or amendment to the Forbearance Agreement.

Section 7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. Severability. If any provision of this Amendment is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of the Forbearance Agreement, as amended, will remain in full force and effect, and any provision of this Amendment held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable, in each case, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon any such determination of invalidity, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NOTE PARTIES

MEMORIAL PRODUCTION PARTNERS GP LLC

By:	/s/ Robert L. Stillwell, Jr.
Name:	Robert L. Stillwell, Jr.
Title:	Chief Financial Officer

MEMORIAL PRODUCTION PARTNERS LP
By:	Memorial Production Partners GP LLC
its general partner

By:	/s/ Robert L. Stillwell, Jr.
Name:	Robert L. Stillwell, Jr.
Title:	Chief Financial Officer

MEMORIAL PRODUCTION FINANCE CORPORATION

By:	/s/ Robert L. Stillwell, Jr.
Name:	Robert L. Stillwell, Jr.
Title:	Chief Financial Officer

MEMP SERVICES LLC
MEMORIAL PRODUCTION OPERATING LLC
By:	Memorial Production Partners LP,
its sole member
By:	Memorial Production Partners GP LLC,
its general partner

By:	/s/ Robert L. Stillwell, Jr.
Name:	Robert L. Stillwell, Jr.
Title:	Chief Financial Officer

[Signature Page to the First Amendment to the 2021 Notes Forbearance Agreement]

MEMORIAL ENERGY SERVICES LLC
MEMORIAL MIDSTREAM LLC
BETA OPERATING COMPANY, LLC
COLUMBUS ENERGY, LLC
RISE ENERGY OPERATING, LLC
WHT ENERGY PARTNERS LLC
By:	Memorial Production Operating LLC,
its sole member
By:	Memorial Production Partners LP,
its sole member
By:	Memorial Production Partners GP LLC,
its general partner

By:	/s/ Robert L. Stillwell, Jr.
Name:	Robert L. Stillwell, Jr.
Title:	Chief Financial Officer

RISE ENERGY MINERALS, LLC
RISE ENERGY BETA, LLC
By:	Rise Energy Operating, LLC,
its sole member
By:	Memorial Production Operating LLC,
its sole member
By:	Memorial Production Partners LP,
its sole member
By:	Memorial Production Partners GP LLC,
its general partner

By:	/s/ Robert L. Stillwell, Jr.
Name:	Robert L. Stillwell, Jr.
Title:	Chief Financial Officer

WHT CARTHAGE LLC
By:	WHT Energy Partners LLC,
its sole member
By:	Memorial Production Operating LLC,
its sole member
By:	Memorial Production Partners LP,
its sole member
By:	Memorial Production Partners GP LLC,
its general partner

By:	/s/ Robert L. Stillwell, Jr.
Name:	Robert L. Stillwell, Jr.
Title:	Chief Financial Officer

[Signature Page to the First Amendment to the 2021 Notes Forbearance Agreement]

SAN PEDRO BAY PIPELINE COMPANY

By:	/s/ Robert L. Stillwell, Jr.
Name:	Robert L. Stillwell, Jr.
Title:	Chief Financial Officer

[Signature Page to the First Amendment to the 2021 Notes Forbearance Agreement]

HOLDERS

BRIGADE CAPITAL MANAGEMENT LP, on
behalf of funds and accounts managed by it

By:	/s/ Scott Hoffman
Name:	Scott Hoffman
Title:	Senior Analyst

Principal Amount of 2021 Notes held: $

CITADEL EQUITY FUND LTD
By:	Citadel Advisors LLC, its Portfolio Manager

By:	/s/ Michael Weiner
Name:	Michael Weiner
Title:	Authorized Signatory

Principal Amount of 2021 Notes held: $

FIR TREE INC (on behalf of certain investment Funds under management)

By:	/s/ Evan Lederman
Name:	Evan Lederman
Title:	Authorized Signatory

Principal Amount of 2021 Notes held: $

TRUST ASSET MANAGEMENT LLC

By:	/s/ Mark Shinder
Name:	Mark Shinder
Title:	President and CIO

Principal Amount of 2021 Notes held: $

[Signature Page to the First Amendment to the 2021 Notes Forbearance Agreement]